SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 1999


                         UNITED TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            001-00812                         06-0570975
      (Commission File No.)        (IRS Employer Identification No.)


                United Technologies Building, One Financial Plaza
                           Hartford, Connecticut 06101
          (Address of principal executive offices, including ZIP code)



                                 (860) 728-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

           On March 16, 1999, United Technologies Corporation, a Delaware corporation (the "Company"), issued a press release announcing that a wholly owned subsidiary of the Company and Lear Corporation, a Delaware corporation ("Lear"), had entered into a Stock Purchase Agreement (the "Agreement"), pursuant to which the Company will sell its UT Automotive unit to Lear (the "Transaction"). Consummation of the Transaction is conditioned upon, among other things, expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.

           The foregoing description of the Agreement and press release is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and to the press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      (c)  Exhibits.

           99.1 Stock Purchase Agreement, dated as of March 16, 1999, by and between Nevada Bond Investment Corp. II and Lear Corporation.

           99.2 Press Release, dated as of March 16, 1999 issued by United Technologies Corporation.

                             SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 19, 1999

                               UNITED TECHNOLOGIES CORPORATION



                               By: /s/ William H. Trachsel
                                  -----------------------------
                               Name:   William H. Trachsel
                               Title:  Senior Vice President, General Counsel
                                       and Secretary
















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


                           EXHIBIT LIST


 Exhibit                      Description
   No.                        -----------
   --

   99.1 Stock Purchase Agreement, dated as of March 16, 1999, by and between Nevada Bond Investment Corp. II and Lear Corporation.

   99.2 Press Release, dated as of March 16, 1999 issued by United Technologies Corporation.




















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